Rule 497(e)
                                                      File Nos.  2-80886
                                                                 811-3626


Supplement dated July 14, 1998 to the Prospectus of Citizens Trust dated December 8, 1997, as amended April 21, 1998:

On page 1, the following statement should be added:

Effective July 2, 1998, the name of Citizens Investment Trust has been changed to "Citizens Funds" and all references herein to Citizens Investment Trust or Citizens Trust shall hereinafter refer to Citizens Funds.

On page 1, the address for Citizens Trust should be deleted and replaced by the following:

230 Commerce Way, Suite 300
Portsmouth, NH 03801


On page 1, the following statement should also be added:

Effective July 2, 1998, the name of each individual fund has been changed such that the word, "Portfolio", has been stricken from the name of each fund and the word, "Fund", has been substituted therefor. All references herein to the individual funds shall hereinafter refer to the following: Working Assets Money Market Fund; Citizens Income Fund; Citizens Index Fund; Citizens Emerging Growth Fund; and Citizens Global Equity Fund.


On page 6, under the heading, "Commercial Paper," the third sentence of the first paragraph is deleted in its entirety and is replaced by the following sentence:

If a security is rated by only one agency, it must be rated in the highest rating category by that agency.


On page 9, under the heading "Organization and Management of the Trust", the first sentence in the second paragraph is deleted in its entirety and is replaced by the following sentence:

In order to manage the Trust on a day-to-day basis, we have signed a Management Agreement with Citizens Advisers, with offices at 230 Commerce Way, Suite 300, Portsmouth, NH 03801.

December 8, 1997, as amended April 21, 1998

Dear Friend,

      Since our inception in 1982, our goal has been to earn money for our shareholders by investing in companies that show both strong financial promise and corporate responsibility.

      We believe there is a revolution going on in business today and only certain companies will thrive in this new, faster paced, environmentally concerned and diverse global business environment. At Citizens Trust, we identify and invest in these companies - businesses with the potential to produce strong financial results today as well as create the world we want to live in tomorrow.

      We hope you will read this prospectus carefully and retain it for future reference. We look forward to serving you at Citizens Trust.

      Sincerely,


      Sophia Collier
      President

Our Portfolios
Working Assets Money Market Portfolio's objective is current income consistent with safety and liquidity. We seek to maintain a stable $1.00 Net Asset Value per share at all times, although there is no assurance we will be able to do so. Shares are neither insured nor guaranteed by the U.S. Government.

Citizens Income Portfolio invests in fixed-income securities with the objective of generating current income and paying a dividend each month.

Citizens Index Portfolio invests in a market-weighted portfolio of stocks of 300 companies with the objective of long-term capital appreciation.

Citizens Emerging Growth Portfolio invests primarily in promising small- and medium-sized companies with the objective of aggressive growth.

Citizens Global Equity Portfolio invests in U.S. and foreign stocks with the objective of capital appreciation.

Our Statement of Additional Information, dated October 3, 1997, as amended December 8, 1997, and incorporated by reference, is filed with the Securities and Exchange Commission and is available on their website (http:\\www.sec.gov). If you would like a printed copy, please call us toll-free.

All portfolios are no load and subject to 12b-1 fees. The minimum initial investment in each portfolio is $2,500.

These Securities have not been approved or disapproved by the Securities and Exchange Commission, or by any state securities commission, nor has the Securities and Exchange Commission, or any state securities commission, passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
FEE INFORMATION

                                                    WORKING                              CITIZENS   CITIZENS
                                                    ASSETS     CITIZENS     CITIZENS     EMERGING     GLOBAL
                                                    MONEY        INCOME        INDEX       GROWTH     EQUITY
                                                    MARKET     PORTFOLIO   PORTFOLIO    PORTFOLIO  PORTFOLIO
Annual Portfolio Operating
Expenses (as a percentage of Average Net Assets)

  Shareholder Transaction Expenses                   None         None        None         None       None
  Management Fees                                    .35%         .65%        .50%        1.00%      1.00%
Distribution Expenses (12b-1 Fees)                   .20%         .25%        .25%         .25%       .25%
  Other Expenses(after waiver and reimbursement)     .65%+        .55%        .84%         .82%       .88%
  Total Portfolio Operating Expenses                1.20%*      1.45%*      1.59%*       2.07%*     2.13%*

  *Restated to reflect current fees and expenses.

+The Adviser waived certain fees and reimbursed certain expenses. The ratio prior to reimbursement for the year ended June 30, 1997, for the Working Assets Money Market Portfolio was 1.39%.

EXAMPLE: You would have paid the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each period:

                                               1 Year   3 Years   5 Years   10 Years
Working Assets Money Market Portfolio++          $12      $38        $66      $145
Citizens Income Portfolio                         15       46         79       174
Citizens Index Portfolio                          16       50         87       189
Citizens Emerging Growth Portfolio                21       65        111       240
Citizens Global Equity Portfolio                  22       67        114       246


      The example should not be considered a representation of past or future expenses or past or future return. Actual expenses and actual return may be greater or less than those included in the example above.
++Expenses reflect fee waiver, without which the expenses would have been $14, $44, $76 and $167 respectively.

Costs For Other Services
   Returned checks                                                         $15.00
   Returned Electronic Purchase/Payment - ACH                              $15.00
   Outgoing wire transfer                                                  $10.00
   International wire transfer                                             $20.00
   Per check fee (waived with the E.fund Account)                           $0.50
   Stop payments                                                           $10.00
   Checks                                                             first 20 free
   Box of 200 checks for the E.fund Account                                $15.95
   ATM cost                                        $0.65 each/cash advance: $2.50
   Annual fee for the E.fund Account                                       $35.00
   Debit Card replacement for the E.fund Account                           $10.00
   Copies of statements, checks and tax forms                               $2.00
   Below $2,500.00 minimum balance fee (except for the E.fund Account)      $3.00 each month


ESCROW AND ACCOUNT POLICIES
We reserve the right to wait up to 7 business days to redeem any investments made by check, and 5 business days for purchases made by ACH transfer. We also reserve the right to close your account for any lawful reason, including, but not limited to, reasonable suspicion of fraud or other illegal activity in connection with the account. PLEASE MAKE ALL CHECKS PAYABLE TO "CITIZENS TRUST." WE ARE UNABLE TO ACCEPT THIRD-PARTY CHECKS.


How We Select Our Investments
Financially Sound and Socially Responsible
      Our investment strategy is to invest in companies we believe are financially attractive and managed in a socially responsible manner. To find them, we favor companies that make good and useful products and have positive environmental, community and workplace records. We avoid companies that engage in workplace discrimination or union busting; whose primary business is the manufacture of alcohol, tobacco, firearms or nuclear power; and those that use animals to test personal-care products or otherwise treat animals in an inhumane manner.

      Citizens Trust has certain policies we consider fundamental, such as consistently applying both social and financial screens to all our investment decisions. These, together with each portfolio's investment objective and other technical investment policies described in the Statement of Additional Information, cannot be changed without the approval of a majority of the outstanding shares of each portfolio that would be affected by the change. In addition to the specific policies for each portfolio, we also have some general policies for all our portfolios.

General Investment Policies
      We try not to put all our eggs in one basket. This means that 75% of a portfolio's assets will never hold more than 5% of any one company. We do not invest more than 25% of the value of any one portfolio in one industry, with the exception of securities of U.S. Government agencies or enterprises, or in our money market portfolio, domestic banks.
      Citizens Trust's role is to be a conscientious and alert investor, not a controlling manager; therefore, across all our portfolios, we will not accumulate more than 10% of the voting securities of any one company.
      We sometimes purchase securities issued by companies that do not trade in the public market. To maintain a good investment balance, we will limit these and all other illiquid securities to a total of no more than 10% of each portfolio's assets.
      Each of our portfolios may, from time to time, invest in money market securities such as the ones we use in our money market funds.
      Each portfolio may temporarily borrow money from banks (and pledge its assets to secure such borrowing) to meet redemption requests or for other purposes. We will keep this borrowing down to no more than 10% of the value of each portfolio's total assets and make no purchases while we have any outstanding loans.

Repurchase Agreements
      Sometimes we invest our surplus cash in repurchase agreements with financially strong stockbrokers or banks that are members of the Federal Reserve. We require all vendors of repurchase agreements to set aside collateral in our name in the form of government securities equal to 102% of the value of any repurchase agreement. However, it is important to note that while repurchase agreements are a useful tool in managing the portfolio, they do have some greater risk than direct investing in securities. If a bank or stockbroker becomes bankrupt, or otherwise defaults after selling us a repurchase agreement, we may suffer some delay and expense in liquidating our collateral or have a loss of principal or interest.

FINANCIAL HIGHLIGHTS

                                 PER SHARE DATA


Income (Loss) From Investment Operations                      Less Distributions

                                            Net Gains
                                            (Losses) on
                         Net Asset           Securities                          Distributions
    Year     Average     Value,      Net     (both        Total from  Dividends  (from Net                       Net Asset
    Ended    Broker      Beginning   Income  Realized &   Investment  (from Net  Realized        Total           Value, End
    June 30  Commission  of Period   (Loss)  Unrealized)  Operations  Income)    Gain)           Distribution    of Period

WORKING ASSETS MONEY MARKET PORTFOLIO
    1988       N/A         1.00       0.06      0.00         0.06     (0.06)      0.00             (0.06)           1.00
    1989       N/A         1.00       0.08      0.00         0.08     (0.08)      0.00             (0.08)           1.00
    1990       N/A         1.00       0.08      0.00         0.08     (0.08)      0.00             (0.08)           1.00
    1991       N/A         1.00       0.07      0.00         0.07     (0.07)      0.00             (0.07)           1.00
    1992       N/A         1.00       0.04      0.00         0.04     (0.04)      0.00             (0.04)           1.00
    1993       N/A         1.00       0.02      0.00         0.02     (0.02)      0.00             (0.02)           1.00
    1994       N/A         1.00       0.02      0.00         0.02     (0.02)      0.00             (0.02)           1.00
    1995       N/A         1.00       0.04      0.00         0.04     (0.04)      0.00             (0.04)           1.00
    1996       N/A         1.00       0.05      0.00         0.05     (0.05)      0.00             (0.05)           1.00
    1997       N/A         1.00       0.04      0.00         0.04     (0.04)      0.00             (0.04)           1.00


CITIZENS INCOME PORTFOLIO

    1992(1)    N/A        10.00       0.01      0.07       0.08      (0.01)       0.00             (0.01)          10.07
    1993       N/A        10.07       0.46      0.54       1.00      (0.47)       0.00             (0.47)          10.60
    1994       N/A        10.60       0.55     (0.54)      0.01      (0.55)      (0.02)            (0.57)          10.04
    1995       N/A        10.04       0.65      0.36       1.01      (0.65)      (0.02)            (0.67)          10.38
    1996       N/A        10.38       0.66     (0.10)      0.56      (0.66)       0.00             (0.66)          10.28
    1997       N/A        10.28       0.67      0.28       0.95      (0.67)       0.00             (0.67)          10.56


CITIZENS INDEX PORTFOLIO
    1995(4)    N/A        10.00       0.01      0.93       0.94       0.00        0.00              0.00           10.94
    1996       N/A        10.94       0.08      2.47       2.55      (0.03)      (0.05)            (0.08)          13.41
    1997     .0443        13.41       0.00      4.78       4.78      (0.06)      (0.09)            (0.15)          18.04


CITIZENS EMERGING GROWTH PORTFOLIO
    1994(2)    N/A       10.00        0.01     (0.08)     (0.07)      0.00        0.00              0.00            9.93
    1995       N/A        9.93        0.07      2.18       2.25      (0.09)      (0.22)            (0.31)          11.87
    1996       N/A       11.87       (0.13)     4.72       4.59       0.00       (1.59)            (1.59)          14.87
    1997     .0222       14.87       (0.16)     0.68       0.52       0.00       (1.25)            (1.25)          14.14


CITIZENS GLOBAL EQUITY PORTFOLIO
    1994(2)    N/A       10.00        0.01     (0.21)     (0.20)      0.00        0.00              0.00           9.80
    1995       N/A        9.80       (0.01)     0.96       0.95       0.00       (0.06)            (0.06)         10.69
    1996       N/A       10.69       (0.10)     1.43       1.33       0.00       (0.13)            (0.13)         11.89
    1997     .0204       11.89       (0.07)     2.65       2.58       0.00        0.00              0.00          14.47
(1) Period from June 10, 1992 (commencement of operations) (3) Annualized
(2) Period from February 8, 1994 (commencement of operations) (4) Period from March 3, 1995 (commencement of operations)


                          RATIOS AND SUPPLEMENTAL DATA


                                                       Ratio of                        Ratio of
                                                       Expenses      Ratio of        Net Income
                            Net      Ratio of        to Average    Net Income         (Loss) to
     Portfolio           Assets      Expenses        Net Assets     (Loss) to       Average Net
      Turnover    End of Period    to Average         Prior to    Average Net    Assets Prior to     Total
          Rate       (in 000's)    Net Assets     Reimbursement        Assets     Reimbursement     Return

         N/A          123,861        1.15%            1.15%          5.98%           5.98%          6.19%
         N/A          166,285        1.13%            1.13%          7.74%           7.74%          8.02%
         N/A          214,603        1.05%            1.05%          7.50%           7.50%          7.81%
         N/A          243,194        1.02%            1.02%          6.47%           6.47%          6.67%
         N/A          223,951        1.07%            1.07%          4.09%           4.09%          4.16%
         N/A          152,625        1.11%            1.11%          2.41%           2.41%          2.43%
         N/A          103,766        1.16%            1.16%          2.31%           2.31%          2.35%
         N/A           97,611        1.16%            1.16%          4.39%           4.39%          4.51%
         N/A           78,326        1.21%            1.21%          4.56%           4.56%          4.60%
         N/A           85,179        1.27%            1.39%          4.23%           4.12%          4.30%


         0.00%          1,030        1.75%(3)         1.75%(3)       4.38%(3)        4.38%(3)       0.80%
         22.35%        12,601        1.42%            2.38%          4.98%           4.02%         10.08%
         52.62%        24,410        1.25%            2.01%          5.43%           4.68%          0.04%
         46.03%        30,122        1.35%            1.48%          6.47%           6.34%         10.45%
         41.36%        32,276        1.43%            1.48%          6.26%           6.21%          5.48%
         64.56%        33,230        1.47%            1.47%          6.44%           6.44%          9.57%


         64.95%       106,096        1.75%(3)         1.75%(3)       0.98%(3)        0.98%(3)       9.40%
         6.44%        136,980        1.82%            1.82%          0.68%           0.68%         23.41%
         18.64%       211,116        1.59%            1.59%          0.02%           0.02%         35.88%


         33.35%         3,754        1.89%(3)         3.81%(3)       0.63%(3)       (1.29%)(3)     (0.70%)
         231.30%       10,638        1.90%            2.93%          0.53%          (0.50%)        23.24%
         337.41%       36,409        2.10%            2.34%         (1.64%)         (1.88%)        42.43%
         228.66%       60,341        2.01%            2.01%         (1.32%)         (1.32%)         4.03%


         0.00%          5,639        2.50%(3)         3.16%(3)       0.25%(3)       (0.41%)(3)     (2.00%)
         22.10%         9,503        2.50%            2.99%          0.00%          (0.49%)         9.77%
         85.92%        15,595        2.72%            2.72%         (1.01%)         (1.01%)        12.52%
         69.34%        29,573        2.33%            2.33%         (0.70%)         (0.70%)        21.70%


Working Assets Money Market Portfolio
Objective: Current income consistent with safety and liquidity
In our money market portfolio, we only invest in short-term money market instruments (short-term debt issued by branches of the government, corporations, banks or other financial institutions) that we believe present minimal risk, and we maintain a weighted average maturity of 90 days or less for the portfolio as a whole. Checking services are available.

U.S. Government Securities
      When we look at government securities, we only buy those that are issued or guaranteed, as to both interest and principal, by agencies or other enterprises of the United States Government.

Commercial Paper
      We will also buy high quality "commercial paper," which is short-term debt issued by well-established corporations. One hundred percent of this short-term debt must be rated A-1 by Standard & Poor's Rating Services or have a comparably high rating by another nationally recognized rating service. If a security is rated by only one agency, it must be rated in one of the two highest ratings by that agency. If a security is not rated, it must be as good as A-1 in our judgment. We also use our own research and experience to help assure our money market securities have only a minimal credit risk.

      Banks sometimes issue other types of debt that offer us a yield advantage. These include certificates of deposit, time deposits and bankers' acceptances of U.S. banks or thrift institutions.

Risk Factors
      The shares of Working Assets Money Market Portfolio are neither insured nor guaranteed by the U.S. Government, and there is no assurance the portfolio will be able to maintain a stable Net Asset Value of $1.00 per share, despite our care and caution.

Citizens Income Portfolio
Objective: Current income
Citizens Income Portfolio lends money to the agencies and enterprises of the government and to companies in exchange for interest payments. The Citizens Income Portfolio invests most of its money in bonds or mortgages that are due within 2 to 30 years, although at times it will hold short-term securities as well. Our average maturity in the Citizens Income Portfolio is usually between 5 and 15 years. By committing money for this longer period, we generally can earn higher interest than in the money market portfolio.
      At least 65% of the Citizens Income Portfolio's assets are invested in securities rated "investment grade" (BBB or above). Up to 35% may be invested in bonds or other debt instruments rated as below investment grade. Although bonds rated below BBB are considered speculative (and are referred to as "junk bonds") and therefore add risk, we believe by limiting the overall portfolio exposure to a maximum level of 35%, the higher yield usually available in these securities can benefit the portfolio and more than compensate for the greater risk.

      Occasionally we buy securities that are not rated. In these cases, the security must be of comparable quality, in our judgment, to the rated securities we buy for the applicable portfolio. In our Statement of Additional Information, we give more detailed information about each rating agency and its system of ratings.

Risk Factors
      Bond prices, like stock prices, go up and down in value. These market price fluctuations will be reflected in the value of the Citizens Income Portfolio. When interest rates rise, the market value of our Income Portfolio will decline, and when interest rates fall, the market value of our Income Portfolio will rise.

Citizens Index Portfolio
Objective: Long-term capital appreciation
The Citizens Index Portfolio is invested in 300 companies that make up the Citizens Index. We believe these companies best represent their industries. Approximately 200 of these are very large companies that also are included in the S&P 500. The others are companies selected in order to provide industry diversity, which we believe is essential to a sound investment program.
      On a day-to-day basis, the portfolio is run by purchasing and holding common stock of all the companies in the Index in a percentage, as closely as possible, equal to each security's total market value divided by the total market value of all the companies in the Index. In addition, under normal circumstances the portfolio will usually hold a small amount of cash or money market instruments (no more than 5%) resulting from shareholder purchase and redemption activity and as a provision for operating expenses. Holding this cash, together with the costs of operations, will prevent us from ever perfectly tracking the theoretical performance of the underlying Index. Payment of our operating expenses will reduce returns. Our small allocation to cash will improve returns when the market is heading down and hurt them when the market is moving up.
      Companies will be deleted from the Index and divested from the portfolio if they fail our annual social responsibility review. If a company is removed, we will replace it with another company from the same industry that meets all social criteria. In addition, from time to time we may make other small changes in the Index to include, for example, exceptional companies, or to reflect changes in the composition of the S&P 500. We do not expect these changes to exceed 10% of the members of the Index on an annual basis.

Risk Factors
      Like all stock funds, the Net Asset Value of the Citizens Index Portfolio will fluctuate based on market and economic conditions, or other factors that affect particular companies or industries.
      We are always pleased to send interested investors a current list of the members of our Index.



Citizens Emerging Growth Portfolio
Objective: Aggressive growth
Our Citizens Emerging Growth Portfolio looks for aggressive gains with long-term investing in mid-cap companies. During normal market conditions, at least 65% of this portfolio's assets will be invested in the common or preferred stock of companies that average at least $2 billion in market capitalization.

Risk Factors
      While many of these companies will have strong businesses, some still will be unseasoned and therefore may have some speculative characteristics. Investing in smaller companies is a long-term process with the potential for significant gains. However, the value of this portfolio can have significant fluctuation, because smaller companies have unique risks. They may be dependent on individual managers or have a harder time obtaining financing and market share. Further, their shares are more volatile and thinly traded. To moderate this risk, we typically plan to hold between 30 and 50 companies in the portfolio.
      Since most of the companies we will purchase for the Citizens Emerging Growth Portfolio are relatively new, we don't expect much, if any, dividend income. At times, we may also buy short-term, fixed-income securities for the portfolio.

Citizens Global Equity Portfolio
Objective: Capital appreciation
In the Citizens Global Equity Portfolio, we invest primarily in common stocks of both U.S. domestic and foreign companies. We seek companies with growing sustainable earnings; innovative products, services and business strategies; revised corporate strategies; or those which are beneficiaries of political or economic conditions. We plan to allocate more than half our assets to foreign markets, in most circumstances in a minimum of three countries. From time to time, we also may buy other securities, such as convertible or preferred stocks and short-term debt securities.

Risk Factors
      Foreign stock markets are generally less efficient and more volatile than those in the United States. This creates opportunities, but also risk. Settlement and trading costs are generally higher on foreign exchanges than in the U.S. The economies and governments of some countries the portfolio may invest in may be less mature and stable than those of the U.S., and when political or economic changes occur, there can be an adverse impact on the portfolio. Adverse impacts may come from exchange control regulation, expropriation, confiscatory taxation and political or social instability. The risks of investing in emerging market countries are even greater and can involve risk of higher inflation, high sensitivity to commodity prices and economic dependence on a few industries or government-owned industries.
      To moderate these risks and gain potential benefits, we use a number of investment techniques. One of these is country selection. We restrict our investments in riskier emerging nations (such as Argentina or Singapore) to no more than 25% of the assets of the Citizens Global Equity Portfolio.
      When we invest in securities listed on foreign exchanges, we buy them in the currency of the local country. Often the local currency will fluctuate against the U.S. dollar. To moderate this risk, we sometimes use currency "hedging." We do this by entering into arrangements to buy or sell a particular currency, security or securities index for a stated value against the U.S. dollar at a given time. While there is a cost involved in hedging, as well as a risk that our hedging strategy may not work and will add cost or reduce our potential gains, we still think hedging can be a valuable tool.

Organization and Management of the Trust
      Citizens Investment Trust commenced operations on November 24, 1982; up until August 1995, it was known as Working Assets Common Holdings. Today, it's affectionately known as Citizens Trust. We are a Massachusetts business trust and an open-end investment company registered under the Investment Company Act of 1940 as a diversified management company. The Trust is also a "series" company, which means we can have several portfolios, each with its own investment objective, assets and liabilities. A board of trustees supervises the Trust.
      In order to manage the Trust on a day-to-day basis, we have signed a Management Agreement with Citizens Advisers, with offices at One Harbour Place,

Portsmouth, NH, 03801. Citizens Advisers has managed the Trust's assets since the Trust's inception in 1982. Citizens Securities, a subsidiary of Citizens Advisers, serves as the Trust's distributor.
      Both Citizens Advisers and Citizens Securities are California corporations. Sophia Collier is the 60% beneficial owner. Fellow shareholders are three brothers, John P. Dunfey, Robert J. Dunfey, Sr. and Gerald F. Dunfey, who own 12% each; and William B. Hart, who owns 4%.

The Role of Investment Adviser
      In its role as investment adviser to the Trust, Citizens Advisers determines which companies meet the Trust's investment criteria and will be carried on our "Approved List." It also selects which securities will be bought and sold for the Working Assets Money Market Portfolio. To assist with portfolio management for the other portfolios, Citizens Advisers has retained, at its own expense, three sub-advisers.

Seneca Capital Management LLC
      Our sub-adviser for the Citizens Income and Emerging Growth Portfolios, Seneca Capital Management LLC, is a registered investment adviser established in 1990. It is the successor to our prior sub-adviser, GMG/Seneca Capital Management, 74.9% of which was purchased by Phoenix, Duff and Phelps in 1997. Seneca Capital Management LLC manages more than $3 billion from its offices at 909 Montgomery Street, San Francisco, CA.

Clemente Capital, Inc.
      Our sub-adviser for the Citizens Global Equity Portfolio, Clemente Capital, Inc., is a registered investment adviser organized in 1979. It is owned by Lilia Clemente, with 61.15%; Wilmington Trust of Wilmington, DE, with 24%; and Diaz-Verson Capital Investments, Inc., of Columbus, GA, with 14.85%. Clemente also manages the First Philippine and Clemente Global Growth Funds, two closed-end funds traded on the New York Stock Exchange. Its headquarters are at Carnegie Hall Tower, 152 West 57th Street, New York, NY.

RhumbLine Advisers, Inc.
      The Citizens Index Portfolio is sub-advised by RhumbLine Advisers, Inc., a registered investment adviser established in 1990 with offices at 30 Rowes Wharf, Boston, MA. RhumbLine manages $2 billion for institutional clients and is 97% owned by J.D. Nelson, who is also an interested trustee of the Trust.

Citizens Trust's Management Agreement
      Citizens Trust's Management Agreement with Citizens Advisers specifies fees as follows (based on average annual net assets of the respective portfolios):

                                                TRUST            ADVISER
                                                PAYS             PAYS
PORTFOLIO                                       ADVISER*         SUB-ADVISER

Working Assets
Money Market Portfolio                           .35%               -
Income Portfolio                                 .65%              .17%
Index Portfolio                                  .50%              .10%
Emerging Growth Portfolio                       1.00%              .35%
Global Equity Portfolio                         1.00%              .35%


*For the year ended June 30, 1997 the adviser reimbursed a portion of the fee on the Working Assets Money Market Portfolio for a net fee of .23%. All other portfolios paid the fee specified under the management agreement.

      Citizens Advisers also has a separate administrative contract for providing general administrative services; shareholder servicing and sub-accounting; telephone services; and services related to federal and state regulatory filings. The fees paid by the Trust under this contract are set by the Trustees based upon the services required. Citizens Advisers sometimes will contract to have specialized services provided by third parties, such as investment advisers for pension funds or other institutions which maintain omnibus accounts with the Trust. Under the administrative contract for the year ending June 30, 1997, we paid $1,711,524 to Citizens Advisers for its administrative services.
      The individual portfolios pay all expenses not expressly assumed by Citizens Advisers. These include interest, taxes, audit and legal fees, custodian and transfer agent charges, shareholder service and administration, insurance premiums, cost of registering shares under federal and state laws, dues and any litigation costs, as well as the cost of typesetting, printing and distributing shareholder reports and prospectuses sent to shareholders. When a cost is shared by several portfolios, the staff at Citizens Advisers will allocate the expense in a reasonable manner under the supervision of the board of trustees. For the year ended June 30, 1997, the following expense ratios were paid by the portfolios (based on average annual net assets of the respective portfolios): Working Assets Money Market Portfolio, 1.25%; Income Portfolio, 1.41%; Index Portfolio, 1.59%; Emerging Growth Portfolio, 1.99%; Global Equity Portfolio, 2.10%.

      For the Working Assets Money Market Portfolio and Citizens Income Portfolio, Citizens Advisers has agreed to reimburse the Trust if costs exceed a specified limit in the ordinary course of business. Please see the Statement of Additional Information for a full description.


12b-1 Fees
      Citizens Trust has a 12b-1 plan which allows us to reimburse Citizens Securities and other distributors of the Trust's shares for sales-related costs. These costs include the printing of prospectuses and reports not sent to current shareholders, as well as other sales material, advertising and salaries for salespeople and other personnel. We also will pay commissions to outside brokers or service organizations for similar services.

Amounts paid fiscal year ended June 30, 1997:
Working Assets Money Market Portfolio                           $162,353
Income Portfolio                                                  83,851
Index Portfolio                                                  414,701
Emerging Growth Portfolio                                        125,797
Global Equity Portfolio                                           51,646
      Sometimes Citizens Securities makes additional promotional expenditures that are not reimbursed by the 12b-1 plan, such as expense reimbursements to non-dealers for meetings, advertising and other valid promotional purposes.

How to Purchase and Redeem Shares
How to Buy Shares
      It's easy to buy shares in Citizens Trust portfolios. Just fill out an application and send in your payment by check, wire transfer, exchange from another portfolio or through arrangement with your investment dealer. All checks must be made payable to Citizens Trust. Foreign checks drawn in U.S. dollars are accepted but must be held in escrow for at least 20 days.
      Shares in Working Assets Money Market Portfolio cost $1.00 per share. For all other portfolios, your cost will be the Net Asset Value next determined after your payment is received. You can purchase both full and fractional shares, which will be rounded to the nearest 1/1000th of a share. If your payment is returned for any reason, you will be assessed a fee of $15.00.

Investment Minimums
      We encourage every investor to make a minimum investment of $2,500 per portfolio ($1,000 for the E.fund Account holders). Shareholders who sign up for our Automatic Investment Plan can start with an investment balance as low as

$250, with an automatic investment of $50.00 per month. If your account falls below the minimum per portfolio, you will be assessed a monthly fee of $3.00 until you bring your balance back up over the minimum. If you do not bring your balance up to the minimum, we may close your account by sending you a check for your balance.

Automatic Investment Plan
      To enroll in our Automatic Investment Plan, simply check off that box on the account application and provide us with your bank information, as well as the amount and frequency of your investment into your chosen portfolio. We will do the rest.

Payroll Deduction
      Setting up direct payroll deposit is very easy. Call us for the necessary information and steps to follow. If you or your payroll administrator have any questions, please call our Shareholder Service Department.

      Funds will be deposited into your account using the Electronic Funds Transfer System. We will provide the account number. Your payroll department will let you know the date of the pay period when your investment begins.

How to Redeem Shares
      We offer you several convenient ways to redeem your shares in any of the Citizens Trust Portfolios.

Call Us
      We have a Telephone Exchange and Redemption option on your account application. Under this option, you can call us and tell us how much you want us to redeem. Depending upon your instructions, we will then deposit your redemption into another Citizens Trust portfolio account, mail you a check or electronically transfer your redemption to your pre-designated account. One-day wired funds cost $10, or we offer free two-day service via the Automated Clearing House (ACH). You will earn dividends up to and including the date when we receive your redemption request.
      If you do select the Telephone Exchange and Redemption option, you should be aware it may increase the risk of error or of an unauthorized party gaining access to your account. For added security you may provide us with a Personal Identification Number (PIN) which must be verified before processing your telephone transactions. To keep these problems to a minimum, we record all telephone calls. But please remember, neither the Trust, our Adviser nor our Transfer Agent will be responsible if we properly act on telephone instructions we reasonably believe to be genuine. Normally, we will send you your redemption on the next business day after we receive your request.

Write a Check
      When you open an account in the Working Assets Money Market Portfolio, we will send you a free book of 20 checks. Although these checks are payable through a banking agent of Citizens Trust, your account is not FDIC insured, and your shares are subject to fluctuations in value. You may write a check for any amount. There is a $0.50 fee per check written in the Working Assets Money Market Portfolio. There will be a $15.00 charge for any checks returned for any reason. Remember, if you attempt to write a check against unavailable shares, your check may be returned for uncollected funds.
      The Working Assets Money Market Portfolio offers the E.fund as an account option. The Eofund Account offers enhanced transactional features, including free check writing and a debit card.

Written Request for Redemption
      If you do not use the Telephone Exchange and Redemption, you can still redeem your shares at any time, although the process will take longer. Send us a written request together with a medallion signature guarantee. We may require further documentation from corporations, fiduciaries, retirement plans and/or institutional investors.

Redeem Your Shares in Person
      You may also redeem your shares through participating broker-dealers (who may charge a fee for this service). Certain broker-dealers may have arrangements with the Trust that permit them to order redemption of shares by telephone or other electronic communication.
      However, in rare cases, payments for the redemption of non-money market accounts may take up to five business days.

We also reserve the right to wait up to seven business days to redeem any investments made by check and five business days for purchases made by ACH transfer. Therefore, if you need your redemption proceeds within seven business days of your purchase, please invest by wire.

Shareholder Services and Policies
Exchange Privilege
      Since people's investment needs change over time, we provide for easy exchanges among our portfolios at no charge. You may make an exchange at any time and to any portfolio. Just call us or write us with your request.

Excessive Exchanges and Market Timing

      Because excessive trading can lower a portfolio's performance and harm shareholders, we reserve the right to temporarily suspend or permanently terminate, with or without advance notice, the exchange privilege of any investor who makes excessive use of the privilege (e.g. more than five exchanges within a one year period). Your exchanges may also be restricted or refused if we perceive a pattern of simultaneous orders affecting significant portions of a portfolio's assets. In particular, a pattern of exchanges or other transactions evidencing a so-called "market timer" investment strategy, because they may be particularly disruptive to a portfolio, will likely result in a termination of exchange privileges or closure of your account. You may still redeem your shares or purchase new shares in the event that your exchange privileges are suspended or terminated.

Systematic Withdrawal Plan
      You can send us a written request to automatically redeem a portion of your shares and make a regular monthly, quarterly or annual payment on your behalf.

Making a Change in Your Account
      After your account is set up, you may want to make a change in one of the options or in the account title. We are pleased to assist, but to protect both you and Citizens Trust from fraud, we may require a medallion signature guarantee from all registered owners of the accounts.

Tax-Sheltered Retirement Plans
      Our distributor, Citizens Securities, has arranged for shareholders to have access to qualified Individual Retirement Accounts (IRAs) and 403(b) plans (non-profit employees). Our portfolios are also suitable for other types of retirement plans as well.

Dividends, Distributions and Taxes
      Unless you give us other instructions, we will automatically reinvest your dividends and distributions at the net asset value, calculated on the payable date.

      We also can pay your dividends and distributions to you by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your statement. Payments of dividends and distribution of capital gains, if any, are declared and paid on the following schedule:

                                                      DIVIDEND             CAPITAL GAINS PAID
                                               Declared     Paid        Long-term    Short-term

Working Assets
Money Market Portfolio                         Daily       Monthly      None         None
Citizens Income Portfolio                      Monthly     Monthly      Annually     Annually
Citizens Emerging
Growth Portfolio                               Annually    Annually     Annually     Annually
Citizens Index Portfolio                       Annually    Annually     Annually     Annually
Citizens Global Equity Portfolio               Annually    Annually     Annually     Annually


How We Report Yields
      There are a number of ways of reporting performance, and we'll walk you through each one we use; when you look at any mutual fund's past performance, remember actual mileage may vary.
Working Assets Money Market Yield
      Every business day, the Working Assets Money Market Portfolio quotes a "7-day yield" and a "7-day effective yield." To calculate the 7-day yield, we take our net investment income per share for the most recent 7 days, annualize it and then divide by the net asset value per share (expected always to be $1.00) to get a percentage. The "effective yield" assumes you have reinvested your dividends.
Citizens Income Portfolio's Yield
      To calculate yield, we start with net investment income per share for the most recent 30 days and divide it by the maximum offering price per share on the 30th day, then annualize the result assuming a semi-annual compounding. Total Return and Other Quotations
      For all portfolios except the Working Assets Money Market Portfolio, we start with the total number of shares you can buy for $1,000 at the beginning of the period. We then add all the additional shares you would have purchased within the period with reinvested dividends and distributions (this takes into account the portfolio's income, if any). Finally, we multiply the number of these shares by the net asset value on the last day of the period and divide the result by the initial $1,000 investment to see our percentage gain or loss. For periods of more than one year, we adjust the cumulative total return to get an average annual total return.
      When we quote our investment results, we sometimes will compare them to unmanaged market indices such as the Dow Jones Industrial Average and Standard & Poor's 500, as well as other data and rankings from recognized independent publishers or sources such as Donoghue's Money Fund Report, Money Magazine, Mutual Funds Magazine, Kiplinger's Personal Finance Magazine, Co-Op America Quarterly, The Green Money Journal, Bloomberg News, Morningstar, Inc. and Lipper Analytical Services.
Valuation of Shares
      To calculate our net asset value, we add up the total assets of the portfolio, subtract all liabilities, then divide by the number of shares outstanding. To value money market securities, we use an accounting system called the amortized cost method. This system is described in the Statement of Additional Information.
      In our non-money market portfolios, we value our holdings at the most recent closing price or, if there is no closing sale price, halfway between the bid and asked price. If no market quotation is available for a given security, our adviser will fairly value that security in good faith pursuant to the policies established by the Trust's board of trustees. Securities maturing within 60 days normally are valued at amortized cost, which approximates market value.
Tax Matters
      The dividends you receive generally will be subject to federal income tax (and any applicable state or local taxes) unless you are otherwise exempt from such taxes. Some dividends received from non-money market portfolios may qualify for the dividends received deduction for corporate shareholders. We will send you a complete statement each January as to the federal tax status of dividends and distributions paid by each portfolio during the previous calendar year.
      Distributions of non-money market portfolios will reduce the portfolio's Net Asset Value per share. If you purchase shares just before a portfolio makes a distribution, therefore, you will pay the full purchase price for the shares and then receive a portion of the purchase price back as a taxable distribution.
      A redemption of shares or an exchange for shares of another Citizens Trust portfolio ordinarily will be a taxable event and will give rise to a taxable gain or loss.
      Please consult your own tax adviser for further information regarding the federal, state and local tax consequences of an investment in the Trust. Trustee Profiles
Azie Taylor Morton, chair of the board of trustees, operates an investment management firm and was the 36th Treasurer of the United States.
*Sophia Collier is the Trust's president and principal owner of our investment adviser, Citizens Advisers.
Lokelani Devone is assistant general counsel at DFS Group Limited, an international retail business group.

Juliana Eades is the executive director of the New Hampshire Community Loan Fund, one of the country's oldest local community economic development institutions.
William D. Glenn II is the executive director of Continuum HIV Day Services in San Francisco.
Mitchell Johnson is president of M.A.J. Capital Management, a money management firm. Previously, he spent 21 years in a variety of executive positions at the Student Loan Marketing Association (Sallie Mae).

*J.D. Nelson is the chief executive officer of RhumbLine Advisers, an investment advisory firm specializing in institutional and pension assets. *Robert Reich is a University Professor at Brandeis University and was the 22nd United States Secretary of Labor.
Ada Sanchez is the former director of the Public Service and Social Change Program at Hampshire College.
*Interested person (inside trustee)

PAGE 1 SIDEBAR

Citizens Trust
One Harbour Place Portsmouth, NH
03801
603-436-5152

For Broker-Dealer Sales & Service:
800-982-7200


Table of Contents

Fee Information 2

How We Select Our
Investments 3

Financial Highlights 4

Working Assets Money
Market Portfolio 6

Citizens
Income Portfolio 6

Citizens
Index Portfolio 7

Citizens Emerging
Growth Portfolio 8

Citizens Global Equity
Portfolio 8

Organization and
Management of
the Trust 9

How to Purchase and
Redeem Shares 11

Shareholder Services
and Policies 13

Dividends, Distributions
and Taxes 13

Mailing Address
Wiring Instructions 14

Trustee Profiles 15


[CITIZENS TRUST LOGO]


800-223-7010
www.citizensfunds.com


AMA LOGO


PAGE 3 SIDEBAR

[PHOTO]

Joseph Keefe, Secretary to the Trust, explains the table on the next page:

On the next pages you will find detailed financial information on the portfolios described in this prospectus, including the total return of each portfolio over its years of operation. If you want further information, including a detailed discussion of each portfolio's recent performance, you can call the Trust's toll-free number and request the 1997 Annual Report to Shareholders, which is another part of this prospectus and contains financial highlights for the past five years.


PAGE 6 SIDEBAR

[PHOTO]


Laura Provost is the lead manager of the team that manages our money market fund. She joined Citizens Advisers in 1997. Previously, she was a portfolio manager with John Hancock Mutual Funds.

"Our money market can be a good vehicle for short-term cash management and for investors who need stability of principal."

[PHOTO]

The managing partner of our sub-adviser, Seneca Capital Management LLC, Gail Seneca is the primary manager of the Citizens Income Portfolio.



PAGE 7 SIDEBAR



"Since our goal is to achieve a reliable stream of monthly income, we analyze carefully the credit quality of the debt we purchase."
-Gail Seneca



[PHOTO]


Part of the team that manages the Citizens Index Portfolio, Edwin Ek spent eight years at Wilshire Associates before joining the RhumbLine team in October 1994.

"The Citizens Index Portfolio is highly diversified, both by industry and in the number of individual companies. We think it presents lower risk than a portfolio with fewer holdings or more industry concentration."



PAGE 8 SIDEBAR


[PHOTO]


Part of the team that manages the Citizens Emerging Growth Portfolio, Rick Little has worked in the investment field for 24 years. He has been with Seneca Capital Management LLC since its inception in 1990 and was previously a senior vice president at NatWest Securities. He explains the investment approach used to manage the Emerging Growth Portfolio.

"We are looking to build a portfolio of companies that have special characteristics, and therefore have the ability to grow in their sales and earnings at a rapid rate. These are the companies we hope can become `the next Microsoft,' developing new and innovative products and services."

PAGE 9 SIDEBAR


[PHOTO]


Lilia Clemente is the Chairman of Clemente Capital, Inc., the lead member of the team which manages the Citizens Global Equity Portfolio.
"As a person who was born in the Philippines and who has traveled throughout the world as a global investor, I believe global investment offers an opportunity to reduce risk and increase returns by linking security and prosperity to the performance of an array of markets and companies, instead of concentrating only in the U.S. "



PAGE 10 SIDEBAR


[PHOTO]


Azie Taylor Morton, chair of the board, explains the Trust's relationship with its adviser.

 "One of the Trust's most important
contracts is our Management Agreement with Citizens Advisers. It states that Citizens Advisers has authority to manage our portfolios and will provide all necessary office space, facilities, equipment and personnel to do so."



PAGE 11 SIDEBAR


Use the E.fund(R)
Debit Card:
Working Assets Money Market Portfolio offers a transaction account, the Eofund, which is available through the Fund's distributor, Citizens Securities. Shareholders who use this account may request an optional MasterCard(R) debit card and use it to redeem shares for cash at ATM machines, or to make purchases at any retail location which accepts the debit card.

Escrow:
Shares purchased by check or ACH transfer are unavailable for redemption for a period of time; however, they are fully invested.



PAGE 12 SIDEBAR


Common Transactions That Require Medallion Signature Guarantees:
o Written request for redemption
o Changing your account title in any way
o Authorizing a telephone transaction for the first time
o Changing your
  predesignated wire or ACH instructions
o Establishing or modifying a systematic withdrawal plan
o Exchanges between accounts which do not have identical titles
Eligible Guarantors:
o Commercial Bank
o Trust Company
o Savings Associations
o Credit Unions
o Members of domestic stock exchange
Note:
  Notaries public are
     not eligible guarantors.



PAGE 13 SIDEBAR


Voting Rights
Shareholders are entitled to one vote for each full share owned and a fractional vote for fractional shares. If you have a joint account, each of the account holders has authority to vote on behalf of the joint account. Shares of each portfolio are voted separately on matters of concern to that portfolio. However, all shareholders of the Trust vote together on the selection of trustees and other matters as required by the Investment Company Act of 1940, as amended. The holders of shares have no preemptive, conversion or subscription rights, and voting rights are not cumulative. To save money, we do not hold annual meetings. However, a meeting may be called by our trustees or at the request of 10% of the Trust's shares. We will assist shareholders in communicating with one another to arrange such a meeting.



PAGE 14 SIDEBAR


Mailing and
Wiring Instructions

Regular U.S. Mail:
Please use the business reply envelope
provided with this prospectus, or mail to:
Citizens Trust
c/o PFPC Inc.
PO Box 8962
Wilmington, DE
19899-8962

Our Wiring Address: Instructions:
PNC Bank, N.A.
Philadelphia, PA
ABA#: 031000053
For Further Credit A/C# 86-1030-3646
Shareholder
name/acct. number

Overnight Delivery Package (i.e. Federal Express, UPS,  Airborne Express, etc.):
No U.S. mail, please.
Send to:
Citizens Trust
c/o PFPC Inc.
400 Bellevue Parkway Suite 108
Wilmington, DE 19809

Phone: 800-223-7010

Please send overnight delivery packages only to the above address. Regular U.S. Mail will not be accepted at this address and may be returned to you.

PAGE 15 SIDEBAR


Transfer Agent:
PFPC Inc.
400 Bellevue Parkway Suite 108
Wilmington, DE 19809

Dividend Paying Agent:PFPC Inc.
400 Bellevue Parkway Suite 108
Wilmington, DE 19809

Phone: 800-223-7010



PAGE 16 SIDEBAR


[CITIZENS TRUST LOGO]

Printed on recycled paper with soy-based ink.

(C)1998 Citizens Advisers

Working Assets is a registered trademark of Working Assets Funding Service. Used under license.

The Talking Prospectus(TM) and Citizens Index(TM) are trademarks of Citizens Advisers. Eofund(R) is a registered trademark of Citizens Advisers.

                                                      Rule 497(e)
                                                      File Nos.  2-80886
                                                                 811-3626


Supplement dated July 14, 1998 to the Prospectus of Citizens Trust (Institutional Classes of Shares) dated October 30, 1997:

On page 1, the following statement should be added:

Effective July 2, 1998, the name of Citizens Investment Trust has been changed to "Citizens Funds" and all references herein to Citizens Investment Trust or Citizens Trust shall hereinafter refer to Citizens Funds.

On page 1, the address for Citizens Trust should be deleted and replaced by the following:

230 Commerce Way, Suite 300
Portsmouth, NH 03801


On page 1, the following statement should also be added:

Effective July 2, 1998, the name of each individual fund has been changed such that the word, "Portfolio", has been stricken from the name of each fund and the word, "Fund", has been substituted therefor. All references herein to the individual funds shall hereinafter refer to Working Assets Money Market Fund and Citizens Index Fund.


On page 4, the reference to Jim Mahoney of Tait, Weller & Baker should be deleted and replaced by the following:

Coopers & Lybrand L.L.P. serves as our Funds' independent auditors.


On page 5, under the heading, "Commercial Paper," the third sentence of the first paragraph is deleted in its entirety and is replaced by the following sentence:

If a security is rated by only one agency, it must be rated in the highest rating category by that agency.

On page 9 immediately following the paragraph entitled, "Exchange Privilege," insert the following:

Excessive Exchanges and Market Timing

Because excessive trading can lower a Fund's performance and harm shareholders, we reserve the right to temporarily suspend or permanently terminate, with or without advance notice, the exchange privilege of any investor who makes excessive use of the privilege (e.g., more than five exchanges within a one year period). Your exchanges may also be restricted or refused, and your account may be closed, if we perceive a pattern of simultaneous orders affecting significant portions of a Fund's assets. In particular, a pattern of exchanges or other transactions evidencing a so-called "market timer" investment strategy, because they may be particularly disruptive to a Fund, will likely result in a termination of exchange privileges or closure of your account. You may still redeem your shares or purchase new shares in the event that your exchange privileges are suspended or terminated.

                                                      Rule 497(e)
                                                      File Nos.  2-80886
                                                                 811-3626


Supplement dated July 14, 1998 to the Statement of Additional Information of Citizens Trust dated October 30, 1997:


At the bottom of page 1, below the table of contents, the following two paragraphs should be added:

On December 1, 1997, the shareholders of the E(fund portfolio voted to merge the E(fund portfolio into the Working Assets Money Market Portfolio effective December 5, 1997.

As of December 5, 1997, the E(fund portfolio is no longer in existence and all references to the E(fund portfolio in this Statement of Additional Information should be disregarded.


On page 1, the following statement should be added:

Effective July 2, 1998, the name of Citizens Investment Trust has been changed to "Citizens Funds" and all references herein to Citizens Investment Trust or Citizens Trust shall hereinafter refer to Citizens Funds.


On page 1, the address for Citizens Trust should be deleted and replaced by the following:

230 Commerce Way
Suite 300
Portsmouth, NH 03801


On page 1, the name of each fund shall be changed as follows:

Working Assets Money Market Fund
   (includes Institutional Class Shares)
Citizens Income Fund
Citizens Emerging Growth Fund
Citizens Global Equity Fund
Citizens Index Fund
   (includes Institutional Class Shares)

On page 5, the section entitled "Portfolio Quality and Required Maturities" shall be stricken in its entirety and the following shall be substituted:

QUALITY AND MATURITY OF SECURITIES. Because the Working Assets Money Market Fund uses the amortized cost method of valuation (see "The Value of Our Shares"), the Fund will not purchase any instruments with a remaining maturity of more than 397 days (13 months) or maintain a dollar-weighted average maturity of the entire Fund in excess of 90 calendar days. Except as provided below, the maturity of a security is deemed to be the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid or, if called for redemption, the date on which the redemption must be made. Obligations of U.S. Government agencies and instrumentalities ("Government Securities") with variable rates of interest which are adjusted no less frequently than every 762 calendar days are deemed to have a maturity equal to the period remaining until the next readjustment. Government Securities that are Floating Rate Securities, or securities whose terms provide for adjustment of their interest rates when a specified rate changes and whose market value can reasonably be expected to approximate amortized cost, are deemed to have a remaining maturity of one day. Variable Rate Securities, which are securities whose terms provide for adjustment of their interest rate on set dates and whose market value can be reasonably expected to approximate amortized cost, wherein the principal amount must unconditionally be paid in 397 calendar days or less, are deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand, whichever is earlier. A Variable Rate Security subject to a demand feature, wherein the principal amount is scheduled to be paid in more than 397 calendar days, is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A Floating Rate Security wherein the principal amount must unconditionally be paid in 397 calendar days or less is deemed to have a maturity of one day. A Floating Rate Security subject to a demand feature wherein the principal amount is scheduled to be paid in more than 397 days, is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A repurchase agreement is deemed to have a maturity equal to the period remaining until the date on which the repurchase of the securities is scheduled to occur or, where the agreement is subject to demand, the notice period applicable to a demand for repurchase of the securities. A fund lending agreement is deemed to have a maturity equal to the period remaining until the date on which the loaned securities are scheduled to be returned or, where the agreement is subject to a demand, the notice period applicable to the demand.

The Working Assets Money Market Fund may not invest more than 5% of its assets in securities of any one issuer, except for U.S. Government securities. With respect to securities subject to a guarantee or demand feature, the Fund may not invest more than 10% of its assets in the institution that issued the guarantee or demand feature unless the same was issued by a person who does not control or is not controlled by that institution.

The Working Assets Money Market Fund also may only invest in securities which are rated in the top rating category by at least two nationally recognized statistical rating organizations ("NRSROs"). Such securities are called First Tier Securities. If only one NRSRO has rated a security, the Fund may purchase that security only if it is rated in that NRSRO's top rating category and the acquisition is approved or ratified by the Fund's Board of Trustees. If a security is not rated by any NRSRO, the Fund may purchase that security only if the Fund's Board of Trustees determines that it is of comparable quality to a First Tier Security and the Board approves or ratifies the acquisition. If a security is rated by more than two NRSROs, the Fund may purchase that security if it is rated in the top rating category by any two NRSROs and no more than one other NRSRO rates it in the second highest category or lower. If a security is subject to a guarantee or a conditional demand feature, the Fund may purchase the security only if the guarantee or conditional demand feature meets the criteria set forth above or, in the case of a security subject to a conditional demand feature and issued after February 10, 1998, only if the Adviser determines and periodically confirms that there is minimal risk that the conditions preventing exercise of the demand feature will occur and either
(a) the conditions limiting exercise can be readily monitored by the Fund or relate to the taxability of interest payments on the security or (b) the terms of the conditional demand feature require that the Fund will receive notice of the occurrence of the condition and the opportunity to exercise the demand feature.


In the section entitled "Turnover and Portfolio Transactions" on page 10, delete the final two paragraphs in their entirety and substitute the following:

It is the policy of Citizens Advisers and the Trust to seek to obtain the benefit of "soft dollar" payments for the Trust's funds and other clients of Citizens Advisers when consistent with obtaining best execution and when doing so is within the "safe harbor" created by Section 28(e) of the Securities Exchange Act of 1934. To that end, Citizens Advisers will maintain an account with one or more broker-dealers who agree to provide or pay for brokerage and research services which benefit the Trust's funds. Sub-advisers will be informed in writing of the names of the broker-dealers and provided with account information to allow the execution of trades through those broker-dealers. In the event that best execution of an equity transaction is available through a broker-dealer which has been so identified, Citizens Advisers or a sub-adviser, as the case may be, may place the transaction with that broker-dealer after determining in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided.

Any "soft dollars" generated in this fashion shall be used solely to purchase brokerage and research services within the meaning of Section 28(e), and must be of benefit to the Fund on whose behalf the transaction is made. Such brokerage and research services, however, need not exclusively benefit the Fund on whose behalf the transaction is made, and may also benefit other Citizens Trust funds or other clients of Citizens Advisers or its sub-advisers. For these purposes, brokerage and research services mean those which provide assistance to Citizens Advisers, or a sub-adviser, in the performance of decision-making responsibilities. If a product or service serves non-research as well as research functions, "soft dollars" shall be used to pay for the product or service only to the extent that it constitutes research.

The investment management or advisory fee that the Trust pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through the use of such services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.


The carryover paragraph on pages 11-12 and the first full paragraph on page 12 shall be deleted in their entirety and the following shall be substituted:

Under the procedures which our Trustees have adopted in connection with the valuation of our securities using the amortized cost method, the Fund, through its Custodian, conducts weekly mark-to-market appraisals to compare its determination of Net Asset Value per share with the amortized cost-based net asset value. In the event of a deviation between the market value and the amortized cost value in excess of 0.10%, or if the Adviser believes the deviation may result in dilution or other unfair results to shareholders or investors, daily mark-to-market appraisals will be conducted until the deviation falls below 0.10%. If the deviation exceeds 0.30%, the Board of Trustees must be notified and may consider taking remedial action. If the deviation exceeds 0.50%, the Board of Trustees will take such action as it deems appropriate to eliminate or reduce any material dilution of shares or other unfair results to shareholders or investors, including without limitation: redeeming shares in kind; selling securities prior to maturity to realize capital gains or losses or to shorten the average maturity of the Fund; withholding dividends or payment of distributions; determining Net Asset Value per share utilizing market quotations or equivalents; reducing or increasing the number of shares outstanding on a pro rata basis; offsetting each shareholder's pro rata portion of the deviation from their accrued dividend account or from future dividends; or some combination of the foregoing.

We also limit our investments, including repurchase agreements, to those U.S. Dollar-denominated securities which the Adviser determines to present minimal credit risks to the Fund, which are First Tier Securities and which meet the maturity and diversification requirements set forth in Rule 2a-7 and included herein (see page 5 above).


On page 19, under the section entitled "Trustees and Officers", the fifth sentence of the first paragraph is deleted in its entirety and is replaced by the following sentence:

The address of each, except where an address is indicated, is 230 Commerce Way, Suite 300, Portsmouth, New Hampshire 03801.


On page 22, under the section entitled "Investment Advisory and Other Services", the first paragraph is deleted and the following shall be substituted:

We are advised by Citizens Advisers, Inc. (the "Adviser") under a contract known as the Management Agreement. The Adviser has offices at 230 Commerce Way, Suite 300, Portsmouth, New Hampshire 03801. The Adviser is a California corporation. Citizens Securities, Inc., a wholly-owned subsidiary of the Adviser and a California corporation, serves as the Fund's distributor.

On page 26, the section entitled "Auditors" shall be stricken in its entirety and the following shall be substituted:

Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109, serves as our Fund's independent auditors, providing audit services including (1) examination of the annual financial statements and limited review of unaudited semi-annual financial statements (2) assistance and consultation in connection with SEC filings and (3) review of the federal and state income tax returns filed on our behalf.

The financial statements of the Fund incorporated here by reference, have been examined by Tait, Weller & Baker, who served as auditors to the Fund prior to the recent appointment of Coopers & Lybrand, as stated in their report which is incorporated by reference, and have been so incorporated in reliance upon such report given upon their authority as experts in accounting and auditing.